UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 21, 1999


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                              TERA COMPUTER COMPANY
             (Exact name of registrant as specified in its charter)

             ------------------------------------------------------


         Washington                         0-26820            93-0962605
   (State or other jurisdiction of        (Commission      (I.R.S. Employer
    incorporation or organization)         File Number)   Identification No.)

                        411 First Avenue South, Suite 600
                             Seattle, WA 98104-2860
                    (Address of principal executive offices)



Registrant's telephone number, including area code:          (206) 701-2000
Registrant's facsimile number, including area code:          (206) 701-2500

                                      None
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.


June 1999 Private Placement
---------------------------

     On June 21, 1999, the Company raised $30,292,120, prior to fees and expenses estimated at approximately $1,190,000, in a private placement of 6,417,820 shares of its Common Stock to a group of 18 institutional investors and 18 individual accredited investors (the "June 1999 Private Placement"). The Company sold the shares at a price of $4.72 per share, above the closing bid price of $4.71875 on Friday, June 18, 1999, the last trading day preceding the closing of the financing.

     The Company also issued warrants to purchase 6,417,820 shares in the June 1999 Private Placement to the investors. The warrants are exercisable at an exercise price of $4.72 per share. The warrants expire on June 21, 2002. The warrants may be exercised only for cash. The warrants contain common antidilution protection for stock splits, stock dividends and recapitalizations and if the Company sells Common Stock in private transactions below the exercise price or market price for the Common Stock.

     The Company has agreed to file by July 21, 1999 a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering the resale of the shares of Common Stock issued or issuable (upon exercise of the warrants) to the investors.

     These transactions were exempt from the registration provisions of the Securities Act, under Sections 4(2) and 4(6) of the Securities Act, and the rules and regulations thereunder, because of the nature of the offerees and investors and the manner in which the offering was conducted.

Related Transactions
--------------------

In connection with the June 1999 Private Placement, the following transactions also occurred:

     1. Conversion of Series B Convertible Preferred Stock. On or prior to June 18, 1999, the holders of the Company's Series B Convertible Preferred Stock converted all of the outstanding shares thereof into shares of Common Stock pursuant to the terms of the Series B Convertible Preferred Stock. These transactions were exempt from the registration provisions of the Securities Act under Section 3(a)(9) thereof.

     2. Elimination of "Reset" and Redemption Rights Held by Prior Investors. In September and December 1999, three institutional investors, Advantage Fund II Limited, Genesee Fund Ltd. - Portfolio B and Koch Industries, Inc., had purchased 800,000 shares of Common Stock for an aggregate of $8,000,000 and received warrants to purchase an aggregate of 161,344 shares of Common Stock. The investors had the right to receive additional shares of Common Stock or warrants to purchase additional shares of Common Stock if the market price for the Common Stock was below certain specified levels on certain dates. Pursuant to these "reset" rights, the Company subsequently issued additional warrants to purchase an aggregate of 1,370,311 shares of Common Stock.

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     These investors agreed to eliminate their right to receive additional shares of Common Stock, including warrants to purchase additional shares of Common Stock, pursuant to these "reset" provisions, and the right to require the Company to redeem, upon the occurrence of specified events, those securities, in return for the issuance of warrants for the purchase of 731,628 shares of Common Stock. These warrants have the same terms as the warrants issued in the June 1999 Private Placement. In addition, the exercise price of the warrants to purchase an aggregate of 161,344 shares issued in September and December 1998 was reduced from $6.00 per share to $4.72 per share.

     These transactions were exempt from the registration provisions of the Securities Act under Sections 4(2) and 4(6) thereof, and the rules and regulations thereunder, because of the nature of the offerees and investors and the manner in which the offering was conducted.

     3. Elimination of "Reset" Rights and Purchase Option Held by Prior Investor. In March 1999, the Banca del Gottardo of Lugano, Switzerland, purchased 1,111,111 shares of Common Stock for $5,000,000, and received warrants to purchase 1,111,111 shares of Common Stock. The Company also issued an aggregate of 103,889 shares and warrants to purchase 225,000 shares of Common Stock in connection with services rendered in the financing, including 85,889 shares and warrants to purchase 200,000 shares of Common Stock to the Banca del Gottardo. The Banca del Gottardo also had certain "reset" rights with respect to these shares of Common Stock and warrants and the option to purchase another $5,000,000 of shares of Common Stock and warrants.

     The Banca del Gottardo agreed to eliminate the right to receive additional shares of Common Stock and warrants and the option to purchase additional shares of Common Stock and warrants in return for the issuance of warrants to purchase 1,040,387 shares of Common Stock. These warrants have the same terms as the warrants issued in the June 1999 Private Placement. In addition, the exercise price of the warrants issued in March 1999 was reduced from $5.16 per share to $4.72 per share.

     These transactions were exempt from the registration provisions of the Securities Act under Sections 4(2) and 4(6) thereof, and the rules and regulations thereunder, because of the nature of the investor and the manner in which the offering was conducted.

     4. Exchange of Notes and Warrants. From February 23, 1999 through March 31, 1999, the Company issued its 8% Subordinated Convertible Promissory Notes (the "Notes") in the aggregate principal amount of $2,491,291, and warrants to purchase 74,829 shares of Common Stock, to eleven accredited investors, consisting of two vendors and nine inviduals. The Notes were convertible at $5.00 per share. All but one investor (a vendor), with a Note in the principal amount of $494,291, exchanged their

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Notes and warrants for shares of Common Stock and new warrants on the terms of the June 1999 Private Placement. In this transaction, the Company issued an aggregate of 433, 585 shares of Common Stock and warrants to purchase 433,585 shares of Common Stock, and the Noteholders surrendered their Notes and prior warrants to purchase 60,000 shares of Common Stock.

     These transactions were exempt from the registration provisions of the Securities Act under Section 3(a)(9) thereof.

     5. Payment of Certain Placement Fees. The Company issued, as part payment of certain placement fees in the June 1999 Private Placement, 42,373 shares of Common Stock and warrants to purchase 212,000 shares of Common Stock. These warrants have the same terms as the warrants issued in the June 1999 Private Placement.

     The Company issued a warrant to purchase 1,591,723 shares of Common Stock to Terren S. Peizer, who paid $200,000 to the Company for the warrant. This warrant becomes exercisable on June 21, 2000, for half of the shares then covered by the warrant, and then becomes exercisable ratably thereafter over the next twelve months, becoming fully exercisable on June 21, 2001. The warrant expires on June 21, 2009. The number of shares covered by this warrant increases on June 21, 2000, to 10% of the Company's outstanding shares of Common Stock then outstanding, calculated on a fully diluted basis, with certain exceptions including stock options granted after June 1, 1999, and shares of Common Stock sold after March 31, 1999 for a per share price of $12.00 or higher. In certain events, such as a merger or consolidation in which the Company is not the surviving entity, a sale of all or substantially all of the assets of the Company or if the Company terminates its relationship with Mr. Peizer, the vesting provisions accelerate. The number of shares covered by the Warrant increases if the Board removes Mr. Peizer as Chairman of the Board prior to the Annual Meeting of Shareholders in 2002 or if a registration statement covering the resale of the underlying shares is not filed within three months after issuance. On June 21, 2000, the exercise price of the warrant becomes the lesser of $4.95 per share, the initial exercise price, or 105% of the market value of the Company's Common Stock on June 21, 2000. The warrant may be exercised or cash or pursuant to a "cashless" exercise feature pursuant to which the holder surrenders shares with a market value, at the time of exercise, equal to the exercise price of the shares then being acquired.

     The foregoing transactions were exempt from the registration provisions of the Securities Act under Sections 4(2) and 4(6) of the Securities, and the rules and regulations thereunder, because of the nature of the offerees and investors and the manner in which the offering was conducted.

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
Outstanding Capital Stock as of June 21, 1999

     Following the completion of the foregoing transactions, as of June 21, 1999, the Company had issued and outstanding :

               - 23,778,546 shares of Common Stock,
               - no shares of Preferred Stock, and
               - 8% Convertible Promissory Notes in the principal
                 amount of $494,291.

In addition, the Company had warrants outstanding to purchase an aggregate of 14,421,330 shares and stock options pursuant to its stock option plans to purchase an aggregate of 3,301,730 shares.

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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

     10.1 Form of Purchase Agreement, dated as of June 18, 1999, between the Company and the investors in the June 1999 Private Placement (the "Investors").
     10.2 Form of Warrant, dated June 21, 1999, issued to the Investors.
     10.3 Form of Registration Rights Agreement, dated as of June 21, 1999, between the Company and the Investors.
     10.4 Amendment Agreement, dated as of June 17, 1999, between the Company and the Banca del Gottardo.
     10.5 Amendment Agreement, dated as of June 18, 1999, among the Company and Advantage Fund II Ltd, Genesee Fund Limited - Portfolio B, and Koch Industries, Inc.
     10.6 Registration Rights Agreement, dated as of June 21, 1999, among the Company and Advantage Fund II Ltd., Genesee Fund Limited - Portfolio B, and Koch Industries, Inc.
     10.7 Warrant, dated June 21, 1999, issued to Terren S. Peizer.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TERA COMPUTER COMPANY


                                        By:  /s/ KENNETH W. JOHNSON
                                           ------------------------------------
                                            Kenneth W. Johnson
                                            Vice President - Finance

June 29, 1999
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